UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2014

ZOOM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-18672	51-0448969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Headquarters:
Sanlitun SOHO, Building A, 11th Floor
No. 8 Workers Stadium North Road
Chaoyang District, Beijing, China 100027

U.S. office:
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of Americas
New York, NY 10105

(Address of principal executive offices including zip code)

(212) 370-1300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 5, 2014, management of Zoom Technologies, Inc. (the "Company"), as authorized by the Audit Committee of the Board of Directors of the Company, concluded that the consolidated balance sheet and related consolidated statements of operations, comprehensive income/(loss), stockholders' equity and cash flows included in its Annual Report on Form 10-K, filed on April 15, 2013 (the "2012 Financials") will need to be restated as a result of the Company's erroneous application of the consolidation method of accounting for its former 50.1% equity interest investment in Portables Unlimited, LLC ("Portables"). The previously filed financial statements listed above should no longer be relied upon. The Company has discussed with its independent registered accounting firm, Marcum Bernstein & Pinchuk LLP ("Marcum"), regarding this issue.

As previously reported on a Current Report on Form 8-K filed on April 18, 2014 (the "April 18 8-K"), the Company's management determined that the Company's former investment in Portables was incorrectly accounted for in the 2012 Financials by using the consolidation method and should instead have been accounted for using the equity method. The error resulted in an overstatement of the total assets, total liabilities, net revenues, cost of sales, operating expenses, and operating income in the previously filed consolidated financial statements. The Company did not demonstrate that it had a controlling interest over the investment, but rather, the Company only exercised substantive participating rights; accordingly, the Company should have used the equity method of accounting to account for its former investment in Portables.

Since the filing of the April 18 8-K, management has further determined that although net loss and related loss per share for the year ended December 31, 2012 would be unaffected by such changes, the effect of the corrections on other line items were material, on an individual line item basis, to the Company's previously reported financial statements. As a result, the Company intends to restate the 2012 Financials in its upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the "2013 Annual Report"). Additionally, Marcum's audit report for the fiscal year ended December 31, 2013, to be included in the 2013 Annual Report, will reflect the restatement of the 2012 Financials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TECHNOLOGIES, INC.

Date: May 8, 2014	By: /s/ Patrick Wong Patrick Wong Chief Financial Officer and Secretary